UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund

First Quarter Report –– March 31, 2012

Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) total return of The GDL Fund was 3.2%, compared with a total return of 0.02% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 6.7%. On March 31, 2012, the Fund’s NAV per share was $14.07, while the price of the publicly traded shares closed at $12.27 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	3.23%	1.00%	5.21%	2.36%	2.42%
Investment Total Return (c)	6.68	0.39	9.86	0.34	(0.12)
3 Month U.S. Treasury Bill Index	0.02	0.04	0.10	0.97	1.09
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 59.9%
	Aerospace and Defense — 7.2%
40,000	Exelis Inc.	$500,800
246,000	Goodrich Corp.	30,858,240
18,000	Kratos Defense & Security Solutions Inc.†	96,120
76,000	The Allied Defense Group Inc.†(a)	239,400

		31,694,560

	Automotive: Parts and Accessories — 0.3%
100,000	The Pep Boys - Manny, Moe & Jack	1,492,000

	Building and Construction — 2.0%
24,000	Fortune Brands Home & Security Inc.†	529,680
6,392	Nibe Industrier AB, Cl. B†	100,727
600,000	Wavin NV†	8,362,341

		8,992,748

	Business Services — 0.2%
5,000	Acxiom Corp.†	73,400
86,000	Clear Channel Outdoor Holdings Inc., Cl. A†	686,280
4,000	Diebold Inc.	154,080

		913,760

	Cable and Satellite — 0.7%
10,000	AMC Networks Inc., Cl. A†	446,300
230,000	British Sky Broadcasting Group plc	2,486,884
22,000	Cablevision Systems Corp., Cl. A	322,960

		3,256,144

	Computer Software and Services — 6.9%
340,000	Convio Inc.†	5,259,800
3,000	Mentor Graphics Corp.†	44,580
1,000	Misys plc†	5,726
10,000	Orc Group AB†	129,992
2,000	Quest Software Inc.†	46,540
10,000	RADVision Ltd.†	117,100
21,600	Soapstone Networks Inc.†	63
500,000	Taleo Corp., Cl. A†	22,965,000
107,000	Yahoo! Inc.†	1,628,540

		30,197,341

	Consumer Products and Services — 0.5%
1,000	Adams Golf Inc.†	10,730
30,000	Avon Products Inc.	580,800
29,000	Harman International Industries Inc.	1,357,490
8,000	Heelys Inc.†	17,600
1,000	Prestige Brands Holdings Inc.†	17,480

		1,984,100

	Diversified Industrial — 1.5%
22,000	ITT Corp.	504,680
199,000	Myers Industries Inc.	2,935,250
100,000	RSC Holdings Inc.†	2,259,000

Shares			Market Value

60,000		Smiths Group plc	$1,009,597

			6,708,527

		Educational Services — 0.2%
61,000		Archipelago Learning Inc.†	678,320
12,000		Corinthian Colleges Inc.†	49,680

			728,000

		Electronics — 4.2%
1,000		Aleo Solar AG†	27,141
211,700		Alliance Semiconductor Corp.†	29,638
94,500		Bel Fuse Inc., Cl. A	1,839,915
3,500		CSR plc, ADR†	51,380
480,000		Laird plc	1,652,207
5,000		Novellus Systems Inc.†	249,550
200,000		Thomas & Betts Corp.†	14,382,000
3,000		Zygo Corp.†	58,710

			18,290,541

		Energy and Utilities — 7.9%
0	(b)	Atlantic Power Corp.†	3
55,000		Atlas Energy LP	1,814,995
6,000		Atlas Resource Partners LP†	167,220
97,964		Central Vermont Public Service Corp.	3,448,333
100,000		Cove Energy plc†	343,090
270,000		Dragon Oil plc	2,694,817
45,000		Dynegy Inc.†	25,200
60,000		El Paso Corp.	1,773,000
98,000		Endesa SA	1,952,707
4,000		Ensco plc, ADR	211,720
2,500		EXCO Resources Inc.	16,575
623,100		Flint Energy Services Ltd.†	15,567,349
19,500		Heritage Oil plc†	43,697
1,000		Midway Energy Ltd.†	4,401
1,000		Newave Energy Holding SA†	60,374
69,000		NRG Energy Inc.†	1,081,230
1,000		Origin Energy Ltd.	13,829
90,000		Progress Energy Inc.	4,779,900
3,000		Provident Energy Ltd.	36,212
2,000		SilverBirch Energy Corp.†	19,249
30,000		Superior Energy Services Inc.†	790,800
3,000		Venoco Inc.†	32,520
400		Walter Energy Inc.	23,684
100,000		WesternZagros Resources Ltd.†	87,222

			34,988,127

		Equipment and Supplies — 0.0%
511,000		Gerber Scientific Inc., Escrow†(a)	5,110
1,000		The Middleby Corp.†	101,180

			106,290

		Financial Services — 6.3%
220,000		Advance America Cash Advance Centers Inc.	2,307,800
5,000		CNinsure Inc., ADR†	31,250

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
221,351	Delphi Financial Group Inc., Cl. A	$9,909,885
90,000	First Niagara Financial Group Inc.	885,600
2,000	GlobeOp Financial Services SA	15,803
165,000	Harleysville Group Inc.	9,520,500
5,000	NYSE Euronext	150,050
20,274	Pacific Capital Bancorp NA†	924,697
205,920	SLM Corp.	3,245,299
52,000	The Charles Schwab Corp.	747,240

		27,738,124

	Food and Beverage — 4.4%
27,000	Beam Inc.	1,581,390
200,000	China Huiyuan Juice Group Ltd.	62,584
1,710,000	Parmalat SpA	4,271,636
13,500	Post Holdings Inc.†	444,555
27,000	Ralcorp Holdings Inc.†	2,000,430
1,000	Reddy Ice Holdings Inc.†	310
60,000	Sara Lee Corp.	1,291,800
623,600	Viterra Inc.	9,946,840

		19,599,545

	Health Care — 7.2%
1,000	Actelion Ltd.†	36,557
3,000	AMAG Pharmaceuticals Inc.†	47,790
10,000	ArthroCare Corp.†	268,500
800	Biogen Idec Inc.†	100,776
2,000	Enzon Pharmaceuticals Inc.†	13,680
6,600	Grifols SA, ADR†	50,886
5,000	Illumina Inc.†	263,050
44,500	Indevus Pharmaceuticals Inc., Escrow†(a)	48,950
260,000	ISTA Pharmaceuticals Inc.†	2,342,600
750,000	Q-Med AB, Escrow†(a)	0
50,000	SeraCare Life Sciences Inc.†	199,000
219,000	Smith & Nephew plc	2,219,074
1,000	Synageva BioPharma Corp.†	35,870
12,000	Synthes Inc.(c)	2,081,755
176,338	Transcend Services Inc.†	5,175,520
17,000	WuXi PharmaTech Cayman Inc., ADR†	244,800
200,000	Zoll Medical Corp.†	18,526,000

		31,654,808

	Hotels and Gaming — 0.0%
1,000	Great Wolf Resorts Inc.†	5,720
1,000	MGM Resorts International†	13,620

		19,340

	Machinery — 1.5%
10,000	Flanders Corp.†	43,900
2,936,700	Kverneland ASA†	5,388,914
41,000	Xylem Inc.	1,137,750

		6,570,564

Shares		Market Value

	Materials — 0.0%
6,000	CIMPOR - Cimentos de Portugal SGPS SA	$40,011
10,000	Neo Material Technologies Inc.†	112,487

		152,498

	Media — 2.1%
30,000	APN News & Media Ltd.	28,123
183,000	Astral Media Inc., Cl. A	8,903,694
2,000	Astral Media Inc., Cl. B	106,732

		9,038,549

	Metals and Mining — 0.3%
28,000	Camino Minerals Corp.†	4,070
29,000	Commercial Metals Co.	429,780
5,000	Jaguar Mining Inc.†	23,350
5,000	Lonmin plc	81,734
3,000	Lundin Mining Corp.†	13,444
14,000	Minefinders Corp.†	196,080
7,000	Vulcan Materials Co.	299,110
8,000	Xstrata plc	136,660

		1,184,228

	Publishing — 0.0%
136,000	SCMP Group Ltd.	25,745

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	35,010

	Retail — 0.2%
1,000	Casey’s General Stores Inc.	55,460
20,000	Charming Shoppes Inc.†	118,000
2,000	Dollar Thrifty Automotive Group Inc.†	161,820
71,616	O’Charleys Inc.†	704,701
2,000	Regis Corp.	36,860

		1,076,841

	Semiconductors — 0.0%
2,500	LTX-Credence Corp.†	17,975

	Specialty Chemicals — 0.8%
8,000	Ashland Inc.	488,480
10,000	Georgia Gulf Corp.†	348,800
2,000	SGL Carbon SE†	91,612
90,000	Solutia Inc.	2,514,600

		3,443,492

	Telecommunications — 1.2%
35,000	AboveNet Inc.†	2,898,000
700,000	Asia Satellite Telecommunications Holdings Ltd.(a)	1,712,693
12,000	BCE Inc.	480,720
10,000	SureWest Communications	225,500

		5,316,913

	Transportation — 3.2%
14,019	Kirby Corp.†	922,337

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Transportation (Continued)
1,060,000	TNT Express NV	$13,091,132

		14,013,469

	Wireless Telecommunications Services — 1.1%
122,000	Motorola Mobility Holdings Inc.†	4,787,280

	TOTAL COMMON STOCKS	264,026,519

	RIGHTS — 0.2%
	Health Care — 0.2%
187,200	Adolor Corp., expire 07/01/19†(a)	97,344
201,600	American Medical Alert Corp.†(a)	2,016
80,700	Clinical Data Inc., CVR, expire 04/14/18†(a)	76,665
390,000	Sanofi, CVR, expire 12/31/20†	526,500

	TOTAL RIGHTS	702,525

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	141

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 1.0%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv. 4.063%, 12/31/39.	535,000

	Computer Hardware — 0.9%
4,000,000	SanDisk Corp., Cv. 1.000%, 05/15/13.	4,010,000

	TOTAL CONVERTIBLE CORPORATE BONDS	4,545,000

	U.S. GOVERNMENT OBLIGATIONS — 38.9%
171,389,000	U.S. Treasury Bills, 0.020% to 0.120%††,
	04/26/12 to 08/23/12(d)	171,352,297

	TOTAL INVESTMENTS — 100.0%
	(Cost $439,649,325)	$440,626,482

	Aggregate tax cost	$440,906,989

	Gross unrealized appreciation	$10,762,220
	Gross unrealized depreciation	(11,042,727)

	Net unrealized appreciation/depreciation	$(280,507)

Shares				Market Value

		SECURITIES SOLD SHORT — 0.2%
		Transportation — 0.2%
14,019		Kirby Corp		$922,310

		Aggregate proceeds		$814,707

		Gross unrealized appreciation		$0
		Gross unrealized depreciation		(107,603)

		Net unrealized appreciation/depreciation		$(107,603)

Principal Amount			Settlement Date	Unrealized Appreciation/ Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS
4,000,000	(e)	Deliver British Pounds in exchange for United States Dollar 6,396,902(f)	04/27/12	$(76,443)

34,586,400	(g)	Deliver Canadian Dollars in exchange for United States Dollar 34,655,680(f)	04/27/12	85,685

19,538,000	(h)	Deliver Euros in exchange for United States Dollar 26,061,053(f)	04/27/12	(287,254)

30,835,350	(i)	Deliver Norwegian Kroner in exchange for United States Dollar 5,408,892(f)	04/27/12	(86,304)

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$(364,316)

Notional Amount			Termination Date
		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$370,720		Gulf Keystone Petroleum Ltd.(j)	06/27/12	$6,646

(90,000 Shares)

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $2,182,178 or 0.50% of total investments.

(b)	Amount represents less than 0.5 shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of the Rule 144A security amounted to $2,081,755 or 0.47% of total investments.

(d)	At March 31, 2012, $73,615,000 of the principal amount was pledged as collateral for equity contract for difference swap agreement, security sold short, and forward foreign exchange contracts.
(e)	Principal amount denoted in British Pounds.
(f)	At March 31, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(g)	Principal amount denoted in Canadian Dollars.
(h)	Principal amount denoted in Euros.
(i)	Principal amount denoted in Norwegian Krone.
(j)	At March 31, 2012, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	89.2%	$393,272,429
Europe	9.7	42,540,213
Africa/Middle East	0.6	2,694,817
Asia/Pacific	0.5	2,119,023

Total Investments	100.0%	$440,626,482

Short Positions
North America	(0.2)%	$(922,310)

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$101,180	—	$5,110	$106,290
Health Care	31,605,858	—	48,950	31,654,808
Telecommunications	3,604,220	—	1,712,693	5,316,913
Other Industries (a)	226,948,508	—	—	226,948,508
Total Common Stocks	262,259,766	—	1,766,753	264,026,519
Rights(a)	526,500	—	176,025	702,525
Warrants(a)	141	—	—	141
Convertible Corporate Bonds(a)	—	$4,545,000	—	4,545,000
U.S. Government Obligations	—	171,352,297	—	171,352,297
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$262,786,407	$175,897,297	$1,942,778	$440,626,482
INVESTMENTS IN SECURITIES: LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$(922,310)	$—	$—	$(922,310)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(922,310)	$—	$—	$(922,310)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):* EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$6,646	$—	$6,646
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	85,685	—	85,685
LIABILITIES (Unrealized Depreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(450,001)	—	(450,001)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$—	$(357,670)	$—	$(357,670)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Security sold short at March 31, 2012 is reported within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at March 31, 2012 are reflected within the Schedule of Investments and further details as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation
$370,720 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/27/12	$6,646

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2012 are presented within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/depreciation of derivatives held at March 31, 2012 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/Depreciation
Equity Contracts	$6,646
Forward Foreign Exchange Contracts	85,685

Total	92,331

Liability Derivatives:
Forward Foreign Exchange Contracts	$(450,001)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Laurissa M. Martire

Vice President

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	7.00% Preferred
NYSE–Symbol:	GDL	GDL PrB
Shares Outstanding:	21,054,889	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL Fund

One Corporate Center

Rye, NY 10580-1422

(914) 921-5070

www.gabelli.com

First Quarter Report

March 31, 2012

GDL Q1/2012

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.